UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 5, 2007

                             TRIARC COMPANIES, INC.
               --------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                      1-2207                        38-047118
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(State or Other               (Commission                   (I.R.S. Employer
Jurisdiction of               File Number)                  Identification No.)
Incorporation)

280 Park Avenue
New York, NY                                                10017
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (212) 451-3000

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.01.        Entry into a Material Definitive Agreement.

     On June 5, 2007, the stockholders of Triarc Companies, Inc. ("Triarc" or the "Company") approved an amendment (the "2002 Plan Amendment") to Triarc's Amended and Restated 2002 Equity Participation Plan (the "2002 Plan"). The 2002 Plan Amendment adds additional performance criteria that may be selected in establishing appropriate performance goals for awards made under the 2002 Plan that are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code of 1986, as amended.

     On June 5, 2007, the stockholders of Triarc also approved an amendment (the "1999 Plan Amendment") to Triarc's 1999 Executive Bonus Plan (the "1999 Plan"). The 1999 Plan Amendment adds an additional performance criterion that may be selected in establishing appropriate performance goals for "Performance Goal Bonus Awards" (as defined in the 1999 Plan) made under the 1999 Plan.

     Copies of the 2002 Plan Amendment and 1999 Plan Amendment are being filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. A copy of the press release announcing the foregoing is filed as Exhibit 99.1 to this Current Report on Form 8-K.


Item 8.01.       Other Events

Extension of Higher Dividend Rate on Shares of Class B Common Stock, Series 1

     On June 5, 2007, Triarc issued a press release announcing that its Board of Directors has determined that until December 30, 2007, the Company will continue to pay regular quarterly cash dividends on the Company's Class B Common Stock, Series 1, that are at least 110% of any regular quarterly cash dividends that are paid on the Company's Class A Common Stock, if any regular quarterly cash dividends are paid on the Class A Common Stock.

     The Board of Directors has not yet made any determination of the relative amounts of any regular quarterly cash dividends that will be paid on the Class A Common Stock and Class B Common Stock, Series 1, after December 30, 2007. After December 30, 2007, each share of Class B Common Stock, Series 1, is entitled to at least 100% of any regular quarterly cash dividend paid on each share of Class A Common Stock. There can be no assurance that any additional regular quarterly cash dividends will be declared or paid, or of the amount or timing of such dividends, if any. Future dividend payments, if any, are subject to applicable law, will be made at the discretion of Triarc's Board of Directors and will be based on such factors as Triarc's earnings, financial condition, cash requirements and other factors.

Stock Repurchase Program

     On June 5, 2007, Triarc also announced that it has adopted a new common stock repurchase program that will allow Triarc to purchase up to an aggregate of $50 million of Triarc's Class A Common Stock and/or Class B Common Stock, Series 1. The new repurchase program will replace Triarc's current stock repurchase program when it expires on June 30, 2007. The new stock repurchase program will remain in effect until December 28, 2008 and will allow the Company to continue repurchasing Class A and/or Class B shares when and if market conditions warrant and to the extent legally permissible.

     A copy of the press  release  announcing  the foregoing is filed as Exhibit
99.2 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

     (d)   Exhibits

     10.1 Amendment No. 2 to Triarc Companies, Inc. Amended and Restated 2002 Equity Participation Plan.

     10.2  Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan.

     99.1  Press release of Triarc Companies, Inc. dated June 5, 2007.

     99.2  Press release of Triarc Companies, Inc. dated June 5, 2007.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                       TRIARC COMPANIES, INC.



                                       By: /s/STUART ROSEN
                                          -----------------------
                                           Stuart I. Rosen
                                           Senior Vice President
                                           and Secretary


Dated:  June 6, 2007


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                                  EXHIBIT INDEX

Exhibit
No.                   Description
-------               -----------

10.1 Amendment No. 2 to Triarc Companies, Inc. Amended and Restated 2002 Equity Participation Plan.

10.2   Amendment to the Triarc Companies, Inc. 1999 Executive Bonus Plan.

99.1   Press release of Triarc Companies, Inc. dated June 5, 2007.

99.2   Press release of Triarc Companies, Inc. dated June 5, 2007.